UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 15, 1997
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                             Walter Industries, Inc.
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             (Exact name of registrant as specified in its charter)

  Delaware                           33-59021            13-3429953
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(State or other jurisdiction       (Commission           (IRS Employer
            of incorporation)      File Number)          Identification No.)

         1500 North Dale Mabry Highway, Tampa, FL             33607
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         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code        (813) 871-4811
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 15, 1997, Walter Industries, Inc. (the "Company") consummated the acquisition of Applied Industrial Materials Corporation ("AIMCOR") with the stockholders of AIMCOR pursuant to a stock purchase agreement (the "Stock Purchase Agreement") dated as of September 19, 1997. AIMCOR is a leading international provider of petroleum coke and related value-added services and a supplier of ferroalloys and other metals. The purchase price, which was determined pursuant to negotiations between the parties, is approximately $403 million, subject to adjustments and certain indemnity obligations of the parties as required by the Stock Purchase Agreement. The transaction was financed with proceeds from a new credit facility described below under Item 5.

The foregoing is subject to the provisions of the Stock Purchase Agreement, which is incorporated herein by reference.

Item 5. OTHER EVENTS

On October 15, 1997, the Company completed a financing with NationsBank, N.A. ("NationsBank") whereby NationsBank is providing credit facilities consisting of a $350 million revolving credit facility and a $450 million term loan facility (collectively, the "$800 Million Credit Facility"). The $800 Million Credit Facility was used to (a) finance the acquisition of AIMCOR, (b) refinance the existing bank credit facilities, (c) pay transaction costs and (d) provide ongoing working capital. The $350 million revolving credit facility includes a sub-facility for trade and other standby letters of credit in an amount up to $75 million at any time outstanding and a sub-facility for swingline advances in an amount not in excess of $25 million at any time outstanding.

The foregoing is subject to the provisions of the $800 Million Credit Facility, which is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the financial statements relative to the acquired business described in
      Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than 60 days from the date of this filing.

(b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the pro forma financial information relative to the acquired business described in
      Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required pro forma financial information as soon as practicable, but no later than 60 days from the date of this filing.
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(c)   EXHIBITS

    Exhibit Number            Description
    --------------            -----------
         2.1                  Stock Purchase Agreement dated as of September 19,
                              1997 by and among the Stockholders of Applied
                              Industrial Materials Corporation, Certain
                              Stockholders of AIMCOR Enterprises International,
                              Inc. AIMCOR (Germany) Limited Partnership, and
                              AIMCOR (Luxembourg) Limited Partnership, as first parties, and Walter Industries, Inc. as second party.

        20.1 $800 Million Credit Agreement by and among Walter Industries, Inc. as Borrower, NationsBank, National Association, as Administrative Agent, Documentation Agent and Syndication Agent and the Lenders Party hereto from time to time.

        99.1                  Press Release Dated September 22, 1997

        99.2                  Press Release Dated October 16, 1997
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Date October 30, 1997
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                                         WALTER INDUSTRIES, INC.


                                         By: /s/ Dean M. Fjelstul
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                                                Dean M. Fjelstul
                                         Title: Senior Vice President
                                                and Principal Financial Officer